UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2007


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                   1-10596                   43-1554045
       (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)           Identification No.)


     9900A Clayton Road, St. Louis, Missouri                     63124-1186
     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2007, the Human Resources and Compensation Committee (the "Committee") of the Registrant's Board of Directors took the following actions with respect to the fiscal year 2008 bonuses to be paid to the Registrant's executive officers after the end of the fiscal year 2008. Each executive officer's bonus target is divided between two plans: (i) the Performance Compensation Plan (the "PCP") and (ii) the Incentive Compensation Plan For Executive Officers (the "ICP"):

1. Under the PCP, the Committee deferred action on establishing the fiscal year 2008 evaluation criteria for the determination of the actual PCP bonuses to be paid to the executive officers after the end of fiscal year 2008. The Committee expects to take such action no later than December 31, 2007.

2. Under the ICP, the Committee approved the fiscal year 2008 earnings per share matrix, which is the evaluation criterion for the determination of the actual ICP bonuses to be paid to the executive officers after the end of fiscal year 2008.

Prior to November 9, 2007, the Committee had, for the PCP and the ICP, approved the fiscal year 2008 bonus targets for the executive officers, as follows:
V.L. Richey 20% of fiscal year 2008 total cash compensation; G.E. Muenster and A.S. Barclay 15% of fiscal year 2008 total cash compensation.

Actual bonuses to be paid under each of the PCP and the ICP for fiscal year 2008 may vary from their respective bonus targets: (i) depending on the extent to which performance exceeds or falls below the fiscal year 2008 evaluation criteria which are yet to be established by the Committee as indicated in paragraph 1 above, in the case of the PCP; and (ii) based upon the application of the fiscal year 2008 ICP earnings per share matrix described in paragraph 2 above, in the case of the ICP.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ESCO TECHNOLOGIES INC.




Dated:     November 14, 2007                     By:
                                                     /s/G.E. Muenster
                                                     Senior Vice President and
                                                     Chief Financial Officer